HARBOR FUND PROSPECTUS SUPPLEMENT IMPORTANT INFORMATION
ABOUT HARBOR SMALL CAP GROWTH FUND EFFECTIVE JULY 18,
2003

The Board of Trustees of Harbor Fund has decided to close Harbor Small Cap Growth Fund (the "Fund") to new investors effective 4:00 p.m. (EDT) Friday, July 18,
2003. The Fund will continue to sell shares to existing shareholders and permit exchanges from other
Harbor funds as long as the exchanging shareholder has an existing Harbor Small Cap Growth Fund account.
Shares of Harbor Small Cap Growth Fund will also continue to be sold to:

(A) Beneficiaries of pension or profit sharing plans, pension funds or other benefits plans which plans were record shareholders as of July 18, 2003; and
(B) Certain institutional investors who have expressed an interest in investing in the Fund prior to closing, if approved by an officer of the Fund.
In category (B), the minimum investment will be $1,000,000.

The Trustees of Harbor Small Cap Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.